UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

LIZ CLAIBORNE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Liz Claiborne, Inc. 1441 Broadway New York, New York 10018 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Thursday, May 21, 2009 The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/liz This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 7, 2009 to facilitate timely delivery. Dear Liz Cla iborne, Inc. Stockholder: The 2009 Annual Meeting of Stockholders of Liz Claiborne, Inc. (the “Company”) wil be held at our offices at 1441 Broadway, New York, New York, on Thursday, May 21, 2009 at 10:00 a.m. local time. For directions please call 212-626-5777. Proposals to be considered at the Annual Meetin g: (1) to elect three Directors to serve until the 2012 annual meeting of stockholders of the Company; (2) to ratify the appointment of Deloitte & Touche LLP as the Company’s in dependent regis tered public accounting fir m for 2009; (3) to vote on a charter amendment to remove supermajority votin g provisions; (4) to vote on a stockhold er proposal as described n i the Proxy Statement; and (5) to consider and act upon any other business that may properly come before the meeting or any adjo urnment(s) thereof. Management recommends a vote “FOR” Items 1, 2 and 3. Management recommends a vote “AGAINST” Item 4. The Board of Dir ectors has fixed the close of business on March 24, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. CONTROL NUMBER You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for receiving a copy. Please make your request for a copy as instructed below on or before May 7, 2009 to facilitate a timely delivery. Meeting Location: Liz Claiborne, Inc. 1441 Broadway New York, New York 10018 The following Proxy Materials are available for you to review online: • the Company’s 2009 Proxy Statement (includin g all attachments thereto); • the Company Annual Report for the year ended January 3, 2009 (which s i not deemed to be part of the official proxy solic iting materials); and • any amendments to the foregoin g materia ls that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number) Tele phone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), Email: shrrelations@bnymellon.com Internet: http://bnymellon.mobular.net/bnymellon/liz ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. The Proxy Materials for Liz Claiborne, Inc. are available to review at: http://bnymellon.mobular.net/bnymellon/liz Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materia ls online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. VOTE BY INTERNET Use the Internet to vote your shares. Have this card in hand when you access the above web site. On the top right hand side of the web site cli ck on “Vote Now ” to access the electronic proxy card and vote your shares

The Board of Directors recommends a vote FOR all nominees, FOR Proposal 2, FOR Proposal 3 and AGAINST Proposal 4. Ple ase mark your votes as X n i dicated in this example 1. Election of Directors (Term Expiring In 2012) FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Nominees: 2. RATIFICATION OF THE APPOINTMENT OF DELOITTE 01 Bernard W. Aronson & TOUCHE LLP as Independent Registered Public Accounting Firm for fiscal 2009. 02 Nancy J. Karch 3. Charter amendment to remove supermajority voting provision. 4. The Stockholder Proposal as described in the Proxy 03 Kenneth B. Gilman Statement. 5. In accordance with the named proxies’ discretion upon such other matters as may properly come before the meeting and any adjournments or postponements thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees named herein, FOR Proposal 2, FOR Proposal 3 and AGAINST Proposal 4. Mark Here for Address Change or Comments SEE REVERSE Signature Signature Date Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for the 2009 Annual Meeting of Stockholders. FOLD AND DETACH HERE WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. Internet and telephone voting are available through 11:59 PM Eastern Time on May 20, 2009 INTERNET http://www.eproxy.com/liz Use the Internet to vote. Have your proxy card in hand when you access the web site. OR TELEPHONE 1-866-580-9477 Use any touch-tone telephone to vote. Have your proxy card in hand when you cal . If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, Important Notice Regarding the Availability of Proxy Materials signed and returned your proxy card. for the Shareholder Meeting to be held on May 21, 2009: You can view the Proxy Statement and 2008 Annual Report on the Internet at http://bnymellon.mobular.net/bnymellon/liz